INDEPENDENT AUDITORS' CONSENT


The Board of Directors
ClubCorp, Inc.:

We consent to the use of our reports incorporated by reference in the registration statements (Nos. 33-96568, 33-89818, 333-08041 and 333-57107) on
Form S-8 of ClubCorp, Inc.



                                             KPMG LLP

Dallas, Texas
March 24, 2000